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Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-14838 (REG)
Chapter 11

CENTURY-ML CABLE VENTURE
(Name of Debtor)

Monthly Operating Report for
the period ended May 31, 2005*

Debtor's Address:
Urb. Industrial Tres Monjitas
1 Calle Manuel Camunas
San Juan, PR 00918-1485

Morgan, Lewis & Bockius LLP
(Debtor Attorney)

Monthly Operating Income: $507
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.*

Date: June 27, 2005

/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer Century Communications Corp. (Managing Partner)

Indicate if this is an amended statement by checking here

AMENDED STATEMENT

*
All amounts herein are preliminary and subject to revision. The debtor reserves all rights to revise this report.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED BALANCE SHEET
(Dollars in thousands)

May 31, 2005
ASSETS:
Current Assets:
Cash and cash equivalents	$19,847
Subscriber receivables—net	355
Investment in Century-ML Cable Corporation	142,709
Related party receivables	231
Other current assets	294

Total current assets	163,436

Property and equipment—net	6,011
Intangible assets—net	1,528

Total assets	$170,975

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
Subscriber advance payments and deposits	$91
Accrued expenses and other liabilities	2,568
Intercompany payables	2,872

Total current liabilities	5,531

Long-term accrued and other liabilities
Deferred revenue	130
Deferred income taxes	45

Total non-current liabilities	175

Liabilities subject to compromise:
Accrued expenses and other liabilities	1,261
Intercompany payables	10,696

Total liabilities subject to compromise	11,957

Total liabilities	17,663

Contingencies (Note 9)
Partners' equity:
Partners' contributions	56,800
Partners' retained earnings	96,512

Total partners' equity	153,312

Total liabilities and partners' equity	$170,975

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED STATEMENTS OF OPERATIONS
(Dollars in thousands)

	Month Ended May 31, 2005	Thirty-two Months Ended May 31, 2005
Revenue	$1,381	$31,775
Cost and expenses:
Direct operating and programming	670	15,391
Selling, general and administrative	39	723
Management fees	34	1,429
Non-recurring professional fees	—	(56)
Depreciation	56	2,732

Operating income before reorganization expenses due to bankruptcy	582	11,556
Reorganization expenses due to bankruptcy	75	1,427

Operating income	507	10,129
Interest income, net	26	411
Equity in net income of Century-ML Cable Corporation, net of taxes	1,382	45,866

Income before income taxes	1,915	56,406
Income tax expense	(264)	(4,041)

Net income	$1,651	$52,365

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Month Ended May 31, 2005	Thirty-two Months Ended May 31, 2005
Cash flows from operating activities:
Net income	$1,651	$52,365
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	56	2,732
Reorganization expenses due to bankruptcy	75	1,427
Non-recurring professional fees	—	(56)
Equity in net income of Century-ML Cable Corporation, net of taxes	(1,382)	(45,866)
Change in assets and liabilities:
Subscriber receivables, net	(96)	(46)
Prepaid expenses and other assets, net	(15)	124
Accounts payable	4	27
Subscriber advance payments and deposits	(4)	9
Accrued expenses and other liabilities	271	838
Intercompany receivables and payables, net	130	2,512

Net cash provided by operating activities	690	14,066

Cash flows from investing activities:
Expenditures for property and equipment	(48)	(2,607)

Net cash used in investing activities	(48)	(2,607)

Change in cash and cash equivalents	642	11,459
Cash and cash equivalents, beginning of period	19,205	8,388

Cash and cash equivalents, end of period	$19,847	$19,847

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

1.     Organization, Business and Proceedings under Chapter 11

        Century-ML Cable Venture ("CMLCV" or the "Venture") is a joint venture between ML Media Partners, L.P. ("ML Media") and Century Communications Corporation ("Century"), a wholly owned, indirect subsidiary of Adelphia Communications Corporation ("Adelphia"). CMLCV owns, operates and manages cable television systems located in Puerto Rico. CMLCV's operations consist primarily of selling video programming, which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables.

Bankruptcy Proceedings

        On September 30, 2002, CMLCV filed a voluntary petition to reorganize under chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). CMLCV is operating its business as a debtor-in-possession. By order dated March 28, 2005, the Bankruptcy Court extended the exclusive period within which to file a plan of reorganization and solicit acceptances thereof as to all parties other than CMLCV, Century, and ML Media through June 30, 2005 and August 23, 2005, respectively.

        Century-ML Cable Corporation, a wholly owned subsidiary of CMLCV, has not filed a bankruptcy petition and has not been consolidated with the Venture in these unaudited financial statements. Century-ML Cable Corporation is presented as an equity investment in the unaudited financial statements as described in Note 8 below.

        Adelphia and certain of its majority-owned subsidiaries (the "Adelphia Debtors") filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court on June 25, 2002, which are administered in a joint proceeding (including Century, which filed on June 10, 2002). CMLCV is subject to a separate bankruptcy proceeding and is not part of the jointly administered Adelphia cases.

        On February 25, 2004, the Adelphia Debtors filed their proposed joint plan of reorganization and related draft disclosure statement with the Bankruptcy Court. On February 4, 2005, the Adelphia Debtors filed their proposed First Amended Joint Plan of Reorganization (the "Amended Plan") and related First Amended Disclosure Statement with the Bankruptcy Court. While the Amended Plan proposes, among other things, the reorganization of the Adelphia Debtors and claims against them, it does not contain a proposal for the reorganization of CMLCV or claims against it.

        On June 3, 2005, Century and ML Media entered into an agreement to sell the Venture for $520,000,000 to San Juan Cable LLC, a newly-formed Puerto Rico limited liability company comprised of a consortium of private equity buyers led by MidOcean Partners, L.P. ("MidOcean") and Crestview Capital Partners, LP ("Crestview"). Consummation of the sale is subject to approval by the Bankruptcy Court, confirmation of a plan of reorganization of the Venture, the receipt of financing by the buyers and other customary conditions, many of which are outside the control of the Venture, Century, ML Media. There can be no assurance whether or when such conditions will be satisfied.

        The sale of the Venture will not resolve the pending litigation between ML Media, Adelphia and Century. For additional information, see Note 9.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

Basis of Presentation

        Until a plan of reorganization is confirmed by the Bankruptcy Court, the unaudited financial statements of the Venture have been prepared using guidance prescribed by the American Institute of Certified Public Accountants' Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7") and generally accepted accounting principles in the United States of America ("GAAP"). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Venture as of May 31, 2005, or the results of its operations or its cash flows for the one and thirty-two month periods ended May 31, 2005, in conformity with GAAP because the unaudited consolidated financial statements exclude the financial position and results of operations of the Century-ML Cable Corporation. Furthermore, the unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements. The accompanying unaudited financial statements of the Venture have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Venture is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11 of the Bankruptcy Code, the Venture may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

        SOP 90-7 requires that (i) pre-petition liabilities that are subject to compromise be segregated in the Venture's balance sheet as liabilities subject to compromise and (ii) revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization and restructuring of the Venture be reported separately as reorganization expenses in the statement of operations. The Venture believes that cash flows from operations should allow the Venture to continue as a going concern. However, there can be no assurance of this. The Venture's ability to continue as a going concern is also dependent upon its ability to generate sufficient cash flow from operations to meet its obligations as they become due. In the event a Chapter 11 plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Venture's business thereafter will be dependent on the Venture's ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Venture will emerge from these bankruptcy proceedings. Furthermore, the effect on the Venture's business from the terms and conditions of such a plan of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Venture's ability to continue as a going concern.

        The accompanying unaudited financial statements have been derived from the books and records of the Venture. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, the Venture believes that the financial information will be subject to changes, and these changes could be material.

        The Venture is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited financial statements should be supplemented or otherwise amended. The Venture reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited financial statements. These accompanying unaudited financial statements should not be considered an admission of the Venture's income, expenditures or general financial condition, but rather a current compilation of the Venture's books and records. The Venture does not make, and/or specifically disclaims any representation or warranty as to the completeness or accuracy of the information set forth herein. The Venture is performing a review of the historical books and records, accounting policies and practices and financial statements of the Venture to determine whether such books and records and financial statements need to be adjusted in light of the actions taken by management of Adelphia during the time that the Rigas Family held director and officer positions at Adelphia. The Venture is actively engaged in preparing restated financial statements for the Venture for 2000 and 2001, and preparing financial statements for 2002 and 2003.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

        The operating results for the periods presented herein may not be indicative of the operating results for the full year or any future interim period.

        All significant intercompany accounts have been presented gross for purposes of these unaudited financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 5 to these unaudited financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of the Venture's management, all disclosures considered necessary for an informative presentation have been included herein.

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in Adelphia's Current Report on Form 8-K filed on June 14, 2002, as amended, Adelphia, on June 9, 2002, dismissed Deloitte & Touche LLP ("Deloitte"), as the Venture's and Adelphia's independent public accountants.

        As a result of actions taken by the former management of Adelphia, the Venture has not yet completed its financial statements as of and for the years ended December 31, 2004, 2003, 2002 and 2001 or received its independent auditor's report thereon. As of the date Deloitte was dismissed as the Venture's and Adelphia's independent public accountants, Deloitte had completed its audit and issued its independent auditors' report with respect to the Venture's financial statements as of and for the year ended December 31, 2001. However, Deloitte withdrew the audit reports it had issued with respect to financial statements of the Venture and Adelphia. The Venture has not selected an independent accountant to replace Deloitte.

        In November 2003, the Venture announced that it retained Jean Simmons as its new general manager to succeed the Venture's prior general manager. Ms. Simmons remains an employee of Adelphia, but is devoting full time services to the Venture, which will bear all costs of the new general manager.

2.     Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited financial statements, the Venture has been operating as a debtor-in-possession under chapter 11 of the Bankruptcy Code since September 30, 2002. The Venture has been authorized by the Bankruptcy Court overseeing the proceeding to operate its business in the ordinary course.

        As a result of the chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved the Venture's motions to pay undisputed pre-petition obligations including, but not limited to, employee wages and other related benefits and trade claims.

        The Venture has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Venture may assume or reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Unless otherwise agreed to by the parties, the cost of curing any pre-petition executory contract or unexpired lease is borne by the Venture. Any damages resulting from the rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. The Venture has provided notice to all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which proofs of claims against the Venture must be filed if a claimant disagrees with how such claimant's claim appears on the Venture's Schedules of Liabilities. By Order

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

dated December 2, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against the Venture's estate of January 15, 2004 at 5:00 P.M. (Eastern Time). Differences between liability amounts estimated by the Venture and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the disposition of such claims. The determination of how such liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan of reorganization as discussed in Note 1. Accordingly, the ultimate amount of the Venture's total liabilities is presently not determinable. On February 21, 2003, the Venture filed its Statement of Financial Affairs and Schedules of Assets and Liabilities, summarizing the Venture's current expectations as to the aggregate assets and liabilities of the Venture on a detailed basis.

        As of May 31, 2005, the Venture estimates that it has liabilities subject to compromise of $11,957,000. Subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain other claims, the values of any collateral securing such claims, and/or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise. Valuation methods used in chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court. This amount does not include certain contingencies subject to pending litigation described in Note 9 below.

3.     Non-Recurring Professional Fees and Reorganization Expenses

        Through April 30, 2003, Adelphia allocated to the Venture certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, related to Adelphia's and the Venture's reorganization. Such amounts included various fees for legal, special investigation, forensic and re-audit services. The allocation was consistently applied to all Adelphia entities, including joint ventures, and was prorated based on each entity's revenue. In May 2003, Adelphia reversed the allocation of these fees to the Venture in connection with certain requirements under Adelphia's debtor-in-possession credit facility.

        Based on management's interpretation of SOP 90-7, only those fees directly related to the chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited statements of operations. These expenses include legal, restructuring and financial consultant fees for the Venture. Future adjustments may be made to reflect amounts allocable to the Venture in accordance with SOP 90-7.

4.     Accounts Payable and Accrued Expenses

        To the best of the Venture's knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers' compensation and disability insurance policies, required to be paid were fully paid as of May 31, 2005.

5.     Intercompany and Related Party Receivables and Payables

        The accompanying unaudited financial statements include intercompany and payables related to all of the Venture's and Adelphia's subsidiaries. The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in the liabilities in the unaudited balance sheet. The intercompany payables have been segregated between pre- and post-bankruptcy petition and none of the intercompany balances have been collateralized.

        Related party receivables represent advances to certain related parties, including entities owned and/or controlled by the Rigas Family. No related party balances have been collateralized.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

6.     Cash and Cash Equivalents

        The Venture considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

7.     Subscriber Receivables

        Subscriber receivables are comprised of monthly amounts due from the Venture's subscribers and are reported net of allowance for doubtful accounts of $49,000.

8.     Investment in Century-ML Cable Corporation

        On a monthly basis, the Venture records its 100% share of equity in income for Century-ML Cable Corporation.

9.     Contingencies

        Adelphia and ML Media have been involved in a longstanding dispute concerning the Venture's management, including management fees charged to the Venture and various other matters. As part of this dispute, in March 2000, ML Media brought suit against Century, Adelphia and Arahova Communications, Inc. ("Arahova"), a subsidiary of Adelphia and Century's immediate parent, in the Supreme Court of the State of New York, seeking, among other things (i) the dissolution of the Venture and the appointment of a receiver to sell the Venture's assets, (ii) if no receiver was appointed, an order authorizing ML Media to conduct an auction for the sale of the Venture's assets to an unrelated third party and enjoining Adelphia from interfering with or participating in that process, (iii) an order directing the defendants to comply with the Venture's joint venture agreement with respect to provisions relating to governance matters and the budget process and (iv) compensatory and punitive damages. The parties negotiated a consent order that imposed consultative and reporting requirements on Adelphia and Century as well as restrictions on Century's ability to make capital expenditures without ML Media's approval.

        Thereafter, the parties negotiated a settlement suspending the litigation and, in December 2001, entered into a Leveraged Recapitalization Agreement (the "Recap Agreement"). Among other things, the Recap Agreement provided for the Venture to redeem ML Media's 50% interest in the Venture (the Redemption") on or before September 30, 2002 for a purchase price between $275,000,000 and $279,800,000 depending on the timing of such redemption, plus interest. Among other things, the Recap Agreement provided that (i) Highland Holdings ("Highland") would arrange debt financing for the Redemption, (ii) Highland, Adelphia and Century would jointly and severally guarantee debt service on and after the closing, and (iii) Highland and Century would own 60% and 40% interests, respectively, in the recapitalized Venture. If the Redemption did not occur, Adelphia agreed to purchase ML Media's 50% interest in the Venture under similar terms. By an order of the Bankruptcy Court dated September 17, 2003, Adelphia and Century rejected the Recap Agreement, effective as of such date.

        The Venture, Adelphia, Century, Highland and ML Media are engaged in litigation regarding the enforceability of the Recap Agreement. On April 15, 2004, the Bankruptcy Court indicated that it would dismiss all counts of Adelphia's challenge to the enforceability of the Recap Agreement except for its allegation that ML Media aided and abetted a breach of fiduciary duty in connection with the execution of the Recap Agreement. The court also indicated that it would allow the Venture's action to avoid the Recap Agreement as a fraudulent conveyance to proceed.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

        In conjunction with this action, ML Media has specifically disputed the ability of Century to charge a 10% management fee to the Venture from January, 2002 through May, 2003. In the event that the Bankruptcy Court issues a judgment in favor of ML Media, the incremental management fees will be removed in the period the dispute is settled.

        ML Media has alleged that it is entitled to elect recovery of either (i) $279,800,000 plus interest and other costs in exchange for its interest in the Venture, or (ii) up to the difference between $279,800,000 and the fair market value of its interest in the Venture, plus interest, other costs and revival of the state court claims described above. The Venture, Adelphia and Century have disputed ML Media's claims. The parties have from time to time engaged in settlement discussions relating to a potential settlement of their disputes, but no agreement has been reached and the parties may not be able to reach a settlement agreement.

        The Venture cannot predict the outcome of these legal proceedings or estimate the possible effects on the financial condition or results of operations of the Venture.

  Highland Proof of Claim

        Highland has filed a timely proof of claim against the Venture seeking (i) unliquidated damages arising from alleged indemnity and contribution rights relating to a claimed breach of the Recap Agreement and (ii) liquidated claims arising out of the removal of $10,000,000 allegedly contributed by Highland to a certain escrow account established under the Recap Agreement. There has, as yet, been no adjudication with respect to the validity of the above-referred to claims.

  Other

        On October 8, 2004, the Venture filed various claims in the Adelphia Debtor's bankruptcy proceedings relating to, among other things, Adelphia's conduct as manager of the Venture, the amount of management fees due and/or paid to Century, alleged breaches of Adelphia's fiduciary duties to the Venture, and receivables alleged to be owing to the Venture by various Adelphia Debtors. The Venture cannot estimate at this time its recovery, if any, related to such claims.

        On October 10, 2004, the Venture filed a complaint against various members of the family of John J. Rigas and certain entities affiliated with the family of John J. Rigas, seeking damages based on various claims arising in connection with their conduct while managing the Adelphia Debtors and the Venture. These claims include breach of fiduciary duty, waste of corporate assets, unjust enrichment, and conversion of the Venture's property. The Venture cannot estimate at this time its recovery, if any, related to such claims.

        The Venture may be subject to legal proceedings and claims which arise in the ordinary course of business. The outcome of such proceedings and claims cannot be predicted with certainty. Accordingly, the Venture cannot determine the outcome of such proceedings and claims nor the potential impact on the financial condition or results of operations of the Venture.

10.   Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report on pages 11 through 16 are for the period from May 1, 2005 through May 31, 2005 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The following schedules for sales and other taxes due and gross taxable sales are not applicable since the Commonwealth of Puerto Rico does not have these types of taxes. The accompanying Bankruptcy Court reporting schedules have been obtained from the books and records of the Venture and Adelphia, as applicable, and are unaudited.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Summary

	For the Month Ended May 31, 2005	Reference
Gross wages paid	$55,746.73	Schedule I
Employee payroll taxes withheld	9,551.01	Schedule I
Employer payroll taxes due	4,622.32	Schedule I
Payroll taxes paid*	19,877.24	Schedule II*
Sales and other taxes due**	N/A	Schedule III
Gross taxable sales**	N/A	Schedule III
Real estate and personal property taxes paid**	N/A	Schedule IV
Other taxes paid	82,344.76	Schedule V
Cash disbursements	467,098.85	Schedule VI
Insurance coverage	N/A	Schedule VII

*
The amount reported above for payroll taxes paid is based upon the date paid and not due.

**
See Note 10 in the accompanying unaudited financial statements for disclosure regarding these schedules.

  CENTURY-ML CABLE VENTURE
  (DEBTOR-IN-POSSESSION)
  BANKRUPTCY COURT REPORTING SCHEDULES

  Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended May 31, 2005

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
May 01, 2005	$12,330.45	$1,982.65	$1,014.82
May 08, 2005	10,096.88	1,721.12	843.52
May 15, 2005	11,412.26	2,070.50	948.51
May 22, 2005	10,615.07	1,809.48	884.00
May 29, 2005	11,292.07	1,967.26	931.47

Total	$55,746.73	$9,551.01	$4,622.32

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 1 of 1

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended May 31, 2005

Payee	Payroll Taxes Paid*	Payment Date
Internal Revenue Service	$1,603.90	May 05, 2005
Internal Revenue Service	1,886.58	May 09, 2005
Internal Revenue Service	1,544.82	May 13, 2005
Internal Revenue Service	1,746.08	May 24, 2005
Internal Revenue Service	1,624.08	May 31, 2005
Department of Treasury	4,507.24	May 03, 2005
Department of Treasury	6,964.54	May 16, 2005

Total	$19,877.24

*
The amount reported above for payroll taxes paid is based upon the date paid and not due.

  CENTURY-ML CABLE VENTURE
  (DEBTOR-IN-POSSESSION)
  BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 1 of 1

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended May 31, 2005

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Department of Treasury	Individual Corp W/H	$723.86	May 03, 2005
Department of Treasury	Non-resident 29% tax W/H	81,620.90	May 12, 2005

Total		$82,344.76

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 1 of 1

Court Reporting Schedules for Cash Disbursements
for the Month Ended May 31, 2005

LEGAL ENTITY	Case Number	Disbursements
Century-ML Cable Venture		$467,098.85

CENTURY-ML CABLE VENTURE
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII	Page 1 of 1

Court Reporting Schedules for Insurance Coverage

Coverage	Company	Policy No.	Term
Commercial Property	Lexington, C N A, RSUI	7474233; 1098648388; 335349	05/16/05-05/16/06
Commercial General Liability	Federal Ins. Co. (Chubb)	3579-80-31	05/16/05-05/16/06
Commercial Automobile	Mapfre-Praico	50 BAP-7451024-4/000	05/16/05-05/16/06
Workers' Compensation	Corporacion del Fondo de Seguro del Estado	8316000571	07/01/04 to 07/01/05 Continuous (automatic renewal)
Fiduciary Dishonesty Bond	American International Insurance Company	163-00685	01/26/03-01/26/05 (has been renewed)
Umbrella Liability Excess Liability	Federal Ins. Co. (Chubb) Zurich, XL, St. Paul	7982-28-82 Various	05/16/05-05/16/06 05/16/05-05/16/06
Pollution Liability	Quanta Specialty Lines Insurance Company	2000265 (on-site coverage) 2000266 (off-site coverage)	01/01/05-01/01/06 01/01/05-01/01/06
Chauffeur's Insurance	Dept. del Trabajo y Recursos Humanos-Negociado de Beneficios a Choferes	0160020530	Continuous
Life Insurance	Seguros de Vida Triple S	GLIF 10050852	06/01/04-06/01/05
Disability Insurance	National Life Insurance Co.	GR-139-7709	Continuous
Long Term Disability Insurance	Hartford Life Insurance	GLT-043576	08/01/04-08/01/05
Health Insurance	Triple S	Group 05085-002	06/01/04-06/01/05
Unemployment Insurance	Dept. del Trabajo y Recursos Humanos-Negociado de Seguridad de Empleo	2582960007	Continuous
Employment Practices Liability Insurance	Axis Reinsurance Co.	RBN505212	03/18/05-03/18/06

QuickLinks

CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED BALANCE SHEET (Dollars in thousands)
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED STATEMENTS OF OPERATIONS (Dollars in thousands)
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED STATEMENTS OF CASH FLOWS (Dollars in thousands)
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) NOTES TO UNAUDITED FINANCIAL STATEMENTS
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES
Summary
Court Reporting schedules for Payroll and Payroll Taxes for the Month Ended May 31, 2005
Court Reporting schedules for Payroll Taxes Paid for the Month Ended May 31, 2005
Court Reporting schedules for Sales and Other Taxes Paid for the Month Ended May 31, 2005
Court Reporting Schedules for Cash Disbursements for the Month Ended May 31, 2005
Court Reporting Schedules for Insurance Coverage